                                                                    Exhibit 10.4


                                 VENGINES, INC.

                           2000 STOCK INCENTIVE PLAN

                               (Effective 6/1/00)

                                VENGINES, INC.

                           2000 STOCK INCENTIVE PLAN

                           (Effective June 1, 2000)


                               TABLE OF CONTENTS
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SECTION 1.  PURPOSE................................................................................................      1

SECTION 2.  DEFINITIONS............................................................................................      1

   (a)   "Award"...................................................................................................      1
   (b)   "Board"...................................................................................................      1
   (c)   "Change in Control".......................................................................................      1
   (d)   "Code"....................................................................................................      2
   (e)   "Committee"...............................................................................................      2
   (f)   "Common-Law Employee".....................................................................................      2
   (g)   "Common Stock"............................................................................................      2
   (h)   "Company".................................................................................................      2
   (i)   "Consultant"..............................................................................................      2
   (j)   "Disability"..............................................................................................      2
   (k)   "Exchange Act"............................................................................................      2
   (l)   "Exercise"................................................................................................      2
   (m)   "Exercise Price"..........................................................................................      2
   (n)   "Fair Market Value".......................................................................................      2
   (o)   "Incentive Stock Option"..................................................................................      3
   (p)   "Key Contributor".........................................................................................      3
   (q)   "Non-Employee Director"...................................................................................      3
   (r)   "Nonstatutory Option".....................................................................................      3
   (s)   "Offeree".................................................................................................      3
   (t)   "Option"..................................................................................................      3
   (u)   "Optionee"................................................................................................      3
   (v)   "Parent"..................................................................................................      3
   (w)   "Participant".............................................................................................      3
   (x)   "Plan"....................................................................................................      3
   (y)   "Preferred Stock".........................................................................................      3
   (z)   "Purchase Price"..........................................................................................      3
   (aa)  "Restricted Share"........................................................................................      4
   (bb)  "Service".................................................................................................      4
   (cc)  "Stock Award Agreement"...................................................................................      4
   (dd)  "Stock Option Agreement"..................................................................................      4
   (ee)  "Stock Purchase Agreement"................................................................................      4
   (ff)  "Subsidiary"..............................................................................................      4
   (gg)  "10% Stockholder".........................................................................................      4
   (hh)  "Vesting".................................................................................................      4
   (ii)  "W-2 Payroll".............................................................................................      4

SECTION 3.  ADMINISTRATION.........................................................................................      4

   (a)   Committees of the Board...................................................................................      4
   (b)   Committee Procedures......................................................................................      5
   (c)   Authority of the Committee................................................................................      5
   (d)   Committee Liability.......................................................................................      5

SECTION 4.  ELIGIBILITY............................................................................................      5
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                                 VENGINES, INC.

                            2000 STOCK INCENTIVE PLAN

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SECTION 5.  STOCK SUBJECT TO PLAN..........................................................................      5

   (a)   Basic Limitation..................................................................................      5
   (b)   Additional Shares.................................................................................      6

SECTION 6.  TERMS AND CONDITIONS OF GRANTS OR SALES........................................................      6

   (a)   Stock Purchase Agreement..........................................................................      6
   (b)   Duration of Offers................................................................................      6
   (c)   Purchase Price....................................................................................      6
   (d)   Restrictions on Transfer of Common Stock..........................................................      6

SECTION 7.  ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES...........................................      7

   (a)   Form and Amount of Award..........................................................................      7
   (b)   Vesting...........................................................................................      7
   (c)   Effect of Change in Control.......................................................................      7
   (d)   Voting Rights.....................................................................................      7

SECTION 8.  TERMS AND CONDITIONS OF OPTIONS................................................................      7

   (a)   Stock Option Agreement............................................................................      7
   (b)   Number of Shares..................................................................................      7
   (c)   Exercise Price....................................................................................      7
   (d)   Exercisability....................................................................................      8
   (e)   Effect of Change in Control.......................................................................      8
   (f)   Term..............................................................................................      8
   (g)   Exercise of Options on Termination of Service.....................................................      8
   (h)   No Rights as a Stockholder........................................................................      8
   (i)   Modification, Extension and Assumption of Options.................................................      9
   (j)   Restrictions on Transfer..........................................................................      9

SECTION 9.  FORMS OF PAYMENT...............................................................................      9

   (a)   General Rule......................................................................................      9
   (b)   Surrender of Stock................................................................................      9
   (c)   Promissory Notes..................................................................................      9
   (d)   Cashless Exercise.................................................................................      9
   (e)   Other Forms of Payment............................................................................     10

SECTION 10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.......................................................     10

   (a)   General...........................................................................................     10
   (b)   Mergers and Consolidations........................................................................     10
   (c)   Reservation of Rights.............................................................................     10

SECTION 11. WITHHOLDING TAXES..............................................................................     11

   (a)   General...........................................................................................     11
   (b)   Common Stock Withholding..........................................................................     11
   (c)   Cashless Exercise/Pledge..........................................................................     11
   (d)   Other Forms of Payment............................................................................     11

SECTION 12. LEGAL REQUIREMENTS.............................................................................     11

   (a)   Restrictions on Issuance..........................................................................     11
   (b)   Financial Reports.................................................................................     11

SECTION 13. ASSIGNMENT OR TRANSFER OF AWARDS...............................................................     12

   (a)   General...........................................................................................     12

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   (b)   Trusts............................................................................................     12

SECTION 14. NO EMPLOYMENT RIGHTS...........................................................................     12

SECTION 15. DURATION AND AMENDMENTS........................................................................     12

   (a)   Term of the Plan..................................................................................     12
   (b)   Right to Amend or Terminate the Plan..............................................................     12
   (c)   Effect of Amendment or Termination................................................................     13

SECTION 16. EXECUTION......................................................................................     14

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                                VENGINES, INC.

                           2000 STOCK INCENTIVE PLAN

SECTION 1.     Purpose

     The purpose of the Plan is to offer selected Employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for the direct grant or sale of Common Stock and for the grant of Options to purchase Common Stock. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under Section 422 of the Internal Revenue Code. While this Plan is intended to satisfy federal Rule 701 and Section 25102(o) of the California Corporations Code, Awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Board in the award agreement. To the extent that an Employee, director or consultant, whose legal residence is in a foreign jurisdiction and who is not a United States taxpayer, is provided an Award under the Plan, the laws of the foreign jurisdiction will govern the extent that an Award can be granted, purchased or exercised under the Plan.

SECTION 2.     Definitions

          (a) "Award" shall mean any award of an Option, Restricted Share or other right under the Plan.

          (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

          (c)  "Change in Control" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets other than in connection with a dissolution of the Company.

A transaction shall not constitute a Change in Control if: (a) its sole purpose is to change the state of the Company's incorporation, (b) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (c) such transaction constitutes the Company's initial public offering of its securities.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean a committee consisting of one or more members of the Board that is appointed by the Board to administer the Plan under Section 3.

     (f) "Common-Law Employee" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Common-Law Employee for that period, even if any person, court or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)  "Common Stock" shall mean the Company's common stock.

     (h)  "Company" shall mean vEngines, Inc., a Delaware corporation.

     (i) "Consultant" shall mean an individual who performs bona fide services to the Company, a Parent or a Subsidiary other than as a Common-Law Employee, or a member of the Board, or a member of the board of directors of a Subsidiary.

     (j) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (k) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (l) "Exercise" shall mean the process by which an Optionee tenders payment for shares subject to an Option.

     (m) "Exercise Price" shall mean the amount for which one share of Common Stock may be purchased upon exercise of an Option, as specified by the Board in the applicable Stock Option Agreement.

     (n) "Fair Market Value" shall mean the market price of shares of Common Stock, determined by the Board as follows:

          (i) If the shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the shares are quoted or, if the shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

          (iii) If the shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Board shall be conclusive and binding on all persons.

     (o) "Incentive Stock Option" or "ISO" shall mean an incentive stock option described in Code Section 422(b).

     (p) "Key Contributor" shall mean (i) any individual who is a Common-Law Employee of the Company, a Parent or a Subsidiary, (ii) a member of the Board, including (without limitation) a Non-Employee Director, or an affiliate of a member of the Board, (iii) a member of the board of directors of a Subsidiary, or (iv) a Consultant. Service as a member of the Board, a member of the board of directors of a Subsidiary or a Consultant shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (q)  "Non-Employee Director"

     shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (r) "Nonstatutory Option" or "NSO" shall mean a stock option that is not an ISO.

     (s) "Offeree" shall mean an individual to whom the Board has offered the right to acquire Common Stock under the Plan (other than upon exercise of an Option).

     (t) "Option" shall mean an ISO or NSO granted under the Plan entitling the holder to purchase Common Stock.

     (u)  "Optionee" shall mean an individual who holds an Option.

     (v) "Parent" shall have the meaning set forth in Section 424(e) of the Code.

     (w)  "Participant" shall mean an individual or estate who holds an Award.

     (x)  "Plan" shall mean this 2000 Stock Incentive Plan of vEngines, Inc.

     (y)  "Preferred Stock" shall mean the Company's preferred stock.

     (z) "Purchase Price" shall mean the consideration for which one share of Common Stock may be acquired under the Plan (other than upon exercise of an Option) pursuant to a grant or sale under Section 6, as specified by the Board.

     (aa) "Restricted Share" shall mean a share of Common Stock sold or granted to an eligible Key Contributor which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (bb)   "Service" shall mean service as a Key Contributor.

     (cc) "Stock Award Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option .

     (ee) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Common Stock under the Plan (other than pursuant to an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Common Stock.

     (ff) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

     (gg) "10% Stockholder" shall mean an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. For purposes of this Subsection
(gg), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied. For purposes of this Subsection (gg), "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant, but shall not include Common Stock authorized for issuance under outstanding Options held by the Key Contributor or by any other person.

     (hh) "Vesting" shall mean the process by which (1) an Optionee acquires non-forfeitable rights to purchase shares of Common Stock subject to an Option or non-forfeitable ownership of shares of Common Stock acquired upon Exercise of an Option or (2) an Offeree acquires non-forfeitable ownership of shares of Common Stock subject a Stock Award Agreement.

     (ii) "W-2 Payroll" shall mean whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3.  Administration

     (a) Committees of the Board . The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the

Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) to whom the Board has assigned a particular function.

     In the event that the Company's Common Stock becomes publicly traded, the Board may appoint a Committee which, if appointed, shall be comprised solely of two or more Non-Employee Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act).

     (b) Committee Procedures . The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Authority of the Committee . Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Committee has authority in its discretion to determine eligible Key Contributors to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All decisions, interpretations and other actions of the Committee shall be final, conclusive and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

     (d) Committee Liability . No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

SECTION 4.  Eligibility.

     Only Key Contributors shall be eligible for designation as Participants by the Board. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

SECTION 5.  Stock Subject to Plan.

     (a) Basic Limitation . The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 2,000,000 shares, subject to adjustment pursuant to Section 10.

     In any event, (i) the number of shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient shares of Common Stock to satisfy the requirements of the Plan.

     (b) Additional Shares . If any outstanding Option or other right to acquire Common Stock for any reason expires or is canceled, forfeited or otherwise terminated, the Common Stock allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to any right of repurchase or right of first refusal, such shares of Common Stock shall again be available for the purposes of the Plan, except that the aggregate number of shares of Common Stock that may be issued upon the exercise of ISOs shall in no event exceed the number of shares of Common Stock reserved for issuance pursuant to paragraph (a) above plus the number of previously optioned shares returned to the Plan pursuant to the first sentence of this paragraph 5(b), as adjusted pursuant to Section 10.

SECTION 6.  Terms and Conditions of Grants or Sales.

     (a) Stock Purchase Agreement . Each grant or sale of Common Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such grant or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers . Any right to acquire Common Stock under the Plan other than an Option shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated by the Board to the Offeree.

     (c) Purchase Price . The Purchase Price of Common Stock offered under the Plan shall be established by the Board and set forth in the Stock Purchase Agreement and, to the extent required by applicable law, including the California Corporations Code or the regulations thereunder, shall not be less than 85% of Fair Market Value (100% for 10% Stockholders). The Purchase Price shall be payable in a form described in Section 9 or, in the discretion of the Board, in consideration for past services rendered to the Company or for its benefit.

     (d) Restrictions on Transfer of Common Stock . No Common Stock granted or sold under the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is consented to or waived by the managing underwriter). Subject to the preceding sentence, any Common Stock granted or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine.

Such restrictions shall apply in addition to any general restrictions that may apply to all holders of Common Stock.

SECTION 7.   Additional Terms and Conditions of Restricted Shares.

        (a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of shares of Common Stock that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

        (b) Vesting. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall vest no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting period of any Stock Award shall be determined by the Board in its sole discretion.

        (c) Effect of Change in Control. The Board may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

        (d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require the holders to invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8.   Terms and Conditions of Options

        (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b) Number of Shares. Each Stock Option Agreement shall specify the number of shares of Common Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

        (c) Exercise Price. An Option's Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. To the extent required by applicable law, including the California Corporations Code or the regulations thereunder, the Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. The Exercise Price shall be payable in a form described in Section 9. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that prescribed in this paragraph 8(c) if the Option grant is attributable to the issuance or assumption of an Option in a transaction to which Code Section 424(a) applies.

        (d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to vest or become exercisable. To the extent required by applicable law, including the California Corporations Code or the regulations thereunder, an Option granted to Key Contributors who are not officers shall vest and become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Board in its sole discretion. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise.

        (e) Effect of Change in Control. The Board may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all shares of Common Stock subject to such Option in the event that a Change in Control occurs with respect to the Company.

        (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant (five
(5) years in the case of an ISO granted to a 10% Stockholder). Subject to the preceding sentence, the Board in its sole discretion shall determine when an Option is to expire.

        (g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Notwithstanding the foregoing in this Section 8(g), to the extent required by applicable law, including the California Corporations Code or the regulations thereunder, each Stock Option Agreement shall provide that the Optionee shall have the right to exercise the Option following termination of the Optionee's Service, during the Option's term, for at least thirty (30) days following termination of Service for any reason except Cause, death or Disability, and for at least six (6) months following termination of Service due to death or Disability.

        (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise, paying the Exercise Price pursuant to the terms of such Option, and entering into a Notice of Exercise and Common Stock Purchase Agreement.

        (i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares of Common

Stock and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

        (j) Restrictions on Transfer. No shares of Common Stock issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is waived by the managing underwriter of the offering with respect to which such registration statement was filed). Subject to the preceding sentence, any Common Stock issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Common Stock generally. Any right to repurchase an Optionee's Common Stock at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Subsection (d) above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Common Stock.

SECTION 9.   Forms of Payment.

        (a) General Rule. The entire Purchase Price or Exercise Price shall be payable in cash or cash equivalents acceptable to the Company at the time of exercise or purchase, except as otherwise provided in this Section 9.

        (b) Surrender of Stock. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with shares of Common Stock already owned by the Optionee or the Optionee's representative for any time period specified by the Board and that are surrendered to the Company in good form for transfer. Such Common Stock shall be valued at Fair Market Value on the date when the new Common Stock is purchased under the Plan.

        (c) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee of Offeree. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Optionee pledge his or her Common Stock to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Common Stock be released to the Optionee or Offeree until such note is paid in full, unless otherwise provided in the Stock Option Agreement or Stock Purchase Agreement.

        (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Common Stock exists, payment may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

        (e) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10.  Adjustments Upon Changes in Common Stock

        (a) General. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of an extraordinary dividend payable in a form other than Common Stock in an amount that has a material effect on the value of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a reclassification or a similar occurrence, the Board shall make appropriate adjustments, subject to the limitations set forth in Section 10(c), in one or more of (i) the number of shares of Common Stock available for future grants of Options or other rights to acquire Common Stock under Section 5, (ii) the number of shares of Common Stock covered by each outstanding Option or other right to acquire Common Stock or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Common Stock.

        (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options or other rights to acquire Common Stock shall be subject to the agreement of merger or reorganization. Such agreement, without an Optionee's consent, may provide for:

             (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

             (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

             (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

             (iv) The cancellation of such outstanding Options that were not exercised or settled without payment of any consideration.

        (c) Reservation of Rights. Except as provided in this Section 10, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option, or the number of shares subject to any other right to acquire Common Stock and/or the Exercise Price or Purchase Price. The grant of an Option or other right to acquire Common Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.  Withholding Taxes.

        (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares or make any cash payment under the Plan until such obligations are satisfied.

        (b) Common Stock Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Notwithstanding the previous sentence in this Section 11(b), the maximum amount that may be subject to Common Stock withholding under this Section 11(b) shall be determined by the Committee based upon the minimum rates of federal, state and employment withholding taxes applicable under the circumstances. Shares of Common Stock that are withheld or surrendered pursuant to this Section 11 shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning shares of Common Stock to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

        (c) Cashless Exercise/Pledge. The Committee may provide that if Company shares of Common Stock are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

        (d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.


SECTION 12.  Legal Requirements.

        (a) Restrictions on Issuance. Common Stock shall not be issued under the Plan unless the issuance and delivery of such Common Stock complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency that the Company determines is necessary or advisable.

        (b) Financial Reports. To the extent required to comply with the California Corporations Code or the regulations thereunder, not less often than annually the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 13.  Assignment or Transfer of Awards.

        (a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferred. Also notwithstanding the foregoing, while the shares of Common Stock are subject to California Corporations Code Section 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections 260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

        (b) Trusts. Neither this Section 13 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.


SECTION 14.    No Employment Rights.

        No provision of the Plan, nor any Option granted or other right to acquire Common Stock granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain a Key Contributor. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 15.    Duration and Amendments.

        (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Option grant or other right to acquire Common Stock already made shall be null and void, and no additional Option grant or other right to acquire Common Stock shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time. Except as otherwise provided in Section 10(b), rights under any Option granted or other right to acquire Common Stock granted before amendment of the Plan shall not be materially impaired by any amendment or termination, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

        (c) Effect of Amendment or Termination. No Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. Except as otherwise provided in Section 10(b), the termination of the Plan, or any amendment thereof, shall not affect any Common Stock previously issued or Option previously granted under the Plan.

              [The remainder of this page is intentionally blank.]

SECTION 16.    Execution.

     To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

                                                VENGINES, INC.


                                                By__________________________

                                                Title_______________________

                                      -14-